UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 28, 2024

Life Time Group Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40887	47-3481985
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2902 Corporate Place
Chanhassen, Minnesota 55317
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (952) 947-0000
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	LTH	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On February 28, 2024, Life Time Group Holdings, Inc., a Delaware corporation (the “Company”), issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2023. In the press release, the Company provided first quarter 2024 guidance for certain financial measures, including Net income. The Company’s guidance for first quarter 2024 Net income understated the Company’s expected Interest expense, net of interest income. The Company’s guidance for first quarter 2024 Net income is $24 to $26 million (rather than $29 to $32 million stated in the press release). The following table reconciles Net income to Adjusted EBITDA guidance for the first quarter of 2024:
Reconciliation of Net Income to Adjusted EBITDA Guidance for First Quarter 2024
($ in millions)
(Unaudited)

Three Months Ended
March 31, 2024
Net income	$24 – $26
Interest expense, net of interest income	35 – 35
Provision for income taxes	8 – 10
Depreciation and amortization	65 – 65
Share-based compensation expense	10 – 10
Adjusted EBITDA	$142 – $146

The information in this Current Report on Form 8-K shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Forward-Looking Statements
The statements about first quarter 2024 guidance in this Form 8-K are “forward-looking statements” within the meaning of federal securities regulations. These statements are based on the beliefs and assumptions of the Company’s management. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning the Company’s possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements.

Factors that could cause actual results to differ materially from those forward-looking statements included in this Form 8-K include, but are not limited to, risks relating to our business operations and competitive and economic environment, risks relating to our brand, risks relating to the growth of our business, risks relating to our technological operations, risks relating to our capital structure and lease obligations, risks relating to our human capital, risks relating to legal compliance and risk management and risks relating to ownership of our common stock and the other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2024, (File No. 001-40887), as such factors may be updated from time to time in the Company’s other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Form 8-K. The forward-looking statements that the Company makes in this Form 8-K speak only as of the date of such statement. Except as required by law, the Company does not have any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Life Time Group Holdings, Inc.

Date: February 28, 2024	By:	/s/ Erik Weaver
Erik Weaver
Senior Vice President, Interim Chief Financial Officer & Controller
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